                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                          IASIS HEALTHCARE CORPORATION
                               OFFER TO EXCHANGE
                13% SENIOR SUBORDINATED EXCHANGE NOTES DUE 2009,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
            PURSUANT TO THE PROSPECTUS, DATED [            ], 2000,
                         FOR ALL ISSUED AND OUTSTANDING
                     13% SENIOR SUBORDINATED NOTES DUE 2009

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [       ],
2000, UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

By Regular or Certified Mail:                            By Facsimile:                             By Overnight Courier or Hand:
The Bank of New York                                  (Eligible Guarantor                                   The Bank of New York
101 Barclay Street, 7E                                 Institutions Only)                                     101 Barclay Street
New York, NY 10286                                                                               Corporate Trust Services Window
Attention: Reorganization Section                        (212) 571-4699                                             Ground Level
                                                                                                              New York, NY 10286
                                                    To Confirm by Telephone                    Attention: Reorganization Section
                                                    or for Information Call:
                                                         (212) 815-6333

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR OLD NOTES.

     By signing this Letter of Transmittal, you hereby acknowledge that you have
received and reviewed the Prospectus, dated [          ], 2000, of IASIS
Healthcare Corporation ("IASIS") and this Letter of Transmittal. The Prospectus, together with this Letter of Transmittal, constitutes IASIS's offer to exchange an aggregate principal amount of up to $230,000,000 of our 13% Senior Subordinated Exchange Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of our issued and outstanding 13% Senior Subordinated Notes due 2009 (the "Old Notes"). The Old Notes were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. This Exchange Offer is being extended to all holders of the Old Notes.

     If you decide to tender your Old Notes, and we accept the Old Notes, this will constitute a binding agreement between you and IASIS, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Unless you comply with the procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," you must do one of the following on or prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

     - tender your Old Notes by sending the certificates for your Old Notes, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above; or

     - tender your Old Notes by using the book-entry transfer procedures described in the Prospectus under the caption "The Exchange
       Offer -- Book-Entry Transfer," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

In order for a book-entry transfer to constitute a valid tender of your Old Notes in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Old Notes into the Exchange Agent's account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

     DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If you are a holder of Old Notes and wish to tender your Old Notes in the Exchange Offer, but (1) the Old Notes are not immediately available, (2) time will not permit your Old Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender Old Notes by following the procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     Only registered holders of Old Notes -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes -- are entitled to tender their Old Notes for exchange in the Exchange Offer. If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Notes in the Exchange Offer, you should promptly contact the person in whose name the Old Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name or obtain a properly completed bond power from the person in whose name the Old Notes are registered.

     YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOU ARE A REGISTERED HOLDER OF OLD NOTES -- WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE OLD NOTES -- AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES REPRESENTING YOUR OLD NOTES TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR OLD NOTES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

     In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Old Notes Tendered," (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (4) complete the box entitled "Substitute Form W-9." By completing the box entitled "Description of Old Notes Tendered" and signing below, you will have tendered your Old Notes for exchange on the terms and conditions described in the Prospectus and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES

----------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OLD NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------
                     NAME AND ADDRESS
                   OF REGISTERED HOLDER                             1                   2                   3
----------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE
                                                                                    PRINCIPAL           PRINCIPAL
                                                               CERTIFICATE          AMOUNT OF            AMOUNT
                                                               NUMBER(S)*          OLD NOTE(S)         TENDERED**
                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------
                                                                 TOTAL:
----------------------------------------------------------------------------------------------------------------------
  * Need not be completed by holders who tender by book-entry transfer.
 ** Old Notes tendered by this Letter of Transmittal must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Old Notes represented by the certificate(s) listed in column 1. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

                    BOXES BELOW TO BE CHECKED AS APPLICABLE

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES IS BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES HAS BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).

    Certificate Number(s)
                          ------------------------------------------------------

    Principal Amount(s) Represented
                                    --------------------------------------------

    You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Old Notes. (See Instruction 12)


                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

        TO BE COMPLETED ONLY IF NEW NOTES OR OLD NOTES NOT TENDERED OR EXCHANGED ARE TO BE ISSUED IN THE NAME OF SOMEONE OTHER THAN THE REGISTERED HOLDER OF THE OLD NOTES WHOSE NAME(S) APPEAR BELOW.

   [ ]  Old Note(s) to:
   [ ]  New Note(s) to:

   Name
   --------------------------------------------------
                        (PLEASE PRINT)

   Address
   --------------------------------------------------

   --------------------------------------------------
                          (ZIP CODE)

   Telephone Number (   )   -
                    ---------------------------------

   --------------------------------------------------
        (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                  (SEE INSTRUCTION 9)


                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

        TO BE COMPLETED ONLY IF NEW NOTES OR OLD NOTES NOT TENDERED OR EXCHANGED ARE TO BE DELIVERED TO SOMEONE OTHER THAN THE REGISTERED HOLDER OF THE OLD NOTES WHOSE NAME(S) APPEAR(S) BELOW OR TO THE REGISTERED HOLDER AT AN ADDRESS OTHER THAN THAT SHOWN BELOW.

   [ ]  Old Note(s) to:
   [ ]  New Note(s) to:

   Name
   ----------------------------------------------------
                         (PLEASE PRINT)

   Address
   ----------------------------------------------------

   ----------------------------------------------------
                         (ZIP CODE)

   Telephone Number (   )   -
                    -----------------------------------

   ----------------------------------------------------
          (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                     (SEE INSTRUCTION 9)

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                                    --------------------------------------------

    Window Ticket Number (if any)
                                  ----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution Which Guaranteed Delivery
                                                  ------------------------------

          If delivered by Book-Entry Transfer, complete the following:

    Name of Tendering Institution
                                   ---------------------------------------------

    Account Number
                     -----------------------------------------------------------

    Transaction Code Number
                            ----------------------------------------------------

            BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                  ----------------------------------------------

    Account Number
                   -------------------------------------------------------------

    Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF OLD NOTES THAT ARE NOT TENDERED OR NOT EXCHANGED ARE TO BE RETURNED BY CREDITING. THE DEPOSITORY TRUST COMPANY ACCOUNT NUMBER INDICATED ABOVE.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal, I hereby tender to IASIS Healthcare Corporation ("IASIS") the aggregate principal amount of Old Notes described above in the box entitled "Description of Old Notes Tendered" in exchange for a like principal amount of New Notes which have been registered under the Securities Act.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer -- including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- I hereby sell, assign and transfer to, or upon the order of, IASIS all right, title and interest in and to the Old Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact -- with full knowledge that the Exchange Agent is also acting as the agent of IASIS in connection with the Exchange
Offer -- with respect to the tendered Old Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for the tendered Old Notes to IASIS together with all accompanying evidences of transfer and authenticity to, or upon the order of, IASIS, upon receipt by the Exchange Agent, as my agent, of the New Notes to be issued in exchange for the tendered Old Notes, (2) present certificates for the tendered Old Notes for transfer, and to transfer the tendered Old Notes on the books of IASIS, and (3) receive for the account of IASIS all benefits and otherwise exercise all rights of ownership of the tendered Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Old Notes tendered by this Letter of Transmittal and that, when the tendered Old Notes are accepted for exchange, IASIS will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Old Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by IASIS or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Notes tendered by this Letter of Transmittal, and I will comply with my obligations under the Registration Rights Agreement, dated as of October 15, 1999 (the "Registration Rights Agreement"), among IASIS, IASIS's wholly owned subsidiaries acting as guarantors of the Old Notes and the New Notes and J.P. Morgan Securities Inc. I have read and I agree to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- of the Old Notes tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Old Notes. The certificate number(s) and the Old Notes that I wish to tender are indicated in the appropriate boxes above.

     Unless I have otherwise indicated by completing the box entitled "Special Issuance Instructions" above, I hereby direct that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that the New Notes be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box entitled "Special Delivery Instructions," I hereby direct that the New Notes be delivered to the address shown below my signature.

     If I have (1) tendered any Old Notes that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Old Notes than I wish to tender, unless I have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Old Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Old Notes, that Old Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at IASIS's expense, promptly following the expiration or termination of the Exchange Offer.

     I understand that if I decide to tender Old Notes, and IASIS accepts the Old Notes for exchange, this will constitute a binding agreement between me and IASIS, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

     I also recognize that, under certain circumstances described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer," IASIS may not be required to accept for exchange any of the Old Notes tendered by this Letter of Transmittal.

     By tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, I hereby represent and agree that: (1) I am not an "affiliate" (as defined in Rule 144 under the Securities Act) of IASIS; (2) at the time of the commencement of the Exchange Offer, neither I nor, to my knowledge, anyone receiving New Notes from me, has any arrangement or understanding with any person to participate, nor do I engage or intend to engage, in the distribution of the New Notes; and (3) any New Notes I receive in the Exchange Offer are being acquired by me in the ordinary course of my business.

     I understand that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by a holder who is not an affiliate of IASIS without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (1) the New Notes are acquired in the ordinary course of the holder's business and (2) the holder has no arrangement or understanding with any person to participate in the distribution of the New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. I understand that if I am not a broker-dealer, I represent that I am not engaged in, and do not intend to engage in, a distribution of New Notes. If I am an affiliate of IASIS or I am engaged in or intend to engage in or have any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, I understand that I (1) could not rely on the applicable interpretations of the staff of the SEC and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the New Notes . If I am a broker-dealer that will receive New Notes for my own account in exchange for Old Notes, I understand that the Old Notes to be exchanged for the New Notes were acquired by me as a result of market-making activities or other trading activities and I acknowledge that I will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, I will not be deemed to have admitted that I am an "underwriter" within the meaning of the Securities Act.

     I understand and agree that by tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, I will suspend the sale of New Notes under the Prospectus upon receipt of notice from IASIS of (1) the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Registration Statement or Prospectus untrue in any material respect or which causes the Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Registration Statement or Prospectus, in light of the circumstances under which they were made, not misleading, (2) the occurrence of any event or the discovery of any fact which makes the Registration Statement or Prospectus cease to be effective and usable for resale of the New Notes, or (3) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or Prospectus or of the suspension by any state securities commission of the qualification of the New Notes for offering or sale, or the initiation of any of these proceedings. I further agree that, upon receipt of a notice from IASIS as set forth above, I will suspend resales of the New Notes until (1) IASIS has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to me or (2) IASIS has given notice that the sale of the New Notes may be resumed, as the case may be. If IASIS gives notice to suspend the sale of the New Notes as provided above, it will extend the period referred to above during which holders of the New Notes are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when holders of the New Notes receive copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which IASIS has given notice that the sale of New Notes may be resumed, as the case may be.

     Interest on the New Notes will accrue (1) from the later of (a) the last date to which interest was paid on the Old Notes surrendered in exchange for the New Notes or (b) if the Old Notes are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of the exchange and as to which interest will be paid, the date to which interest will be paid on such interest payment date or (2) if no interest has been paid on the Old Notes, from October 15, 1999.

     All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.

                                   SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

This Letter of Transmittal must be signed by (1) the registered
Holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Old Notes tendered or on the register of holders maintained by IASIS, or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal -- including any opinions of counsel, certifications and other information as may be required by IASIS for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 3 below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

DATED:
        ------------------------------------, 1999
NAME(S)
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

CAPACITY
         -----------------------------------------------------------------------

ADDRESS
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 (ZIP CODE)

TAX IDENTIFICATION OR
SOCIAL SECURITY NO.
                    ------------------------------------------------------------
                              (SEE INSTRUCTION 9)
AREA CODE AND TELEPHONE NO.
                           -----------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) GUARANTEED
                        (SEE INSTRUCTION 2, IF REQUIRED)

ELIGIBLE GUARANTOR INSTITUTION
                               -------------------------------------------------
OFFICIAL SIGNATURE
                    ------------------------------------------------------------

DATED:
       ------------------------------------, 1999

       PAYOR'S NAME:          THE BANK OF NEW YORK

---------------------------------------------------------------------------------------------------------------------
                                PART 1 -- PLEASE PROVIDE YOUR TAXPAYER         TIN ----------------------------------
          SUBSTITUTE            IDENTIFICATION NUMBER ("TIN") IN THE BOX AT    (SOCIAL SECURITY NUMBER
           FORM W-9             RIGHT AND CERTIFY BY SIGNING AND DATING        OR EMPLOYER IDENTIFICATION NUMBER)
                                BELOW.
                               --------------------------------------------------------------------------------------
                                PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING UNDER THE
                                PROVISIONS OF SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE CODE BECAUSE EITHER (1)
  DEPARTMENT OF THE TREASURY    YOU ARE EXEMPT FROM BACKUP WITHHOLDING, (2) YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE
   INTERNAL REVENUE SERVICE     SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR
                                DIVIDENDS OR (3) THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER
                                SUBJECT TO BACKUP WITHHOLDING.  [ ]
                               --------------------------------------------------------------------------------------

                                CERTIFICATION -- UNDER THE PENALTIES OF PERJURY. I CERTIFY        PART 3
 PAYER'S REQUEST FOR TAXPAYER   THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT,      AWAITING TIN [ ]
    IDENTIFICATION NUMBER       AND COMPLETE.

                                SIGNATURE ------------------------------------------------

                                DATE-------------------------------------------------, 2000
---------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  ------------------------------------------------------------     ---------------------------------------
  SIGNATURE                                                                        DATE

CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS.

       THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

       PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You must complete this Letter of Transmittal if you are a holder of Old Notes -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- and either (1) you wish to tender the certificates representing your Old Notes to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Old Notes by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Old Notes, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above on or prior to the expiration of the Exchange Offer: (1) certificates for the Old Notes, in proper form for transfer, or Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Old Notes tendered in the Exchange Offer must be in denominations of $1,000 principal amount and any integral multiple thereof.

     If you are a holder of the Old Notes and wish to tender your Old Notes, but
(1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR OLD NOTES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. DO NOT SEND CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO IASIS.

     IASIS will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

      2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (a) this Letter of Transmittal is signed by the registered holder -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes -- of Old Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (b) the Old Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

     In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

     - Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

     - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

     - Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
       Act);

     - National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

     - Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

      3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

      4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in denominations of $1,000 principal amount and integral multiples thereof. If you are tendering less than all of the Old Notes evidenced by any certificate you are submitting, please fill in the principal amount of Old Notes which are to be tendered in column 3 ("Principal Amount of Old Notes Tendered") of the box entitled "Description of Old Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions", new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Old Notes, promptly after the expiration of the Exchange Offer. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided in this Letter of Transmittal, tenders of Old Notes may be withdrawn at any time on or prior to the expiration of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn, including the principal amount of the Old Notes, and, where certificates for Old Notes have been transmitted, specify the name in which the Old Notes are registered, if different from that of the withdrawing holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Old Notes have been tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Old Notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility -- including time of receipt -- of these notices will be determined by IASIS. Any such determination will be final and binding. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of Old Notes tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," the Old Notes will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Old Notes may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering Old Notes."

      5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

     When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

     If a person or persons other than the registered holder(s) of Old Notes signs the Letter of Transmittal, certificates for the Old Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Old Notes and also must be accompanied by any opinions of counsel, certifications and other information as IASIS may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Old Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

      6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

      7. IRREGULARITIES. All questions as to the validity, form, eligibility -- including time of receipt -- and acceptance of Old Notes tendered for exchange will be determined by IASIS in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Old Notes improperly tendered or to not accept any Old Notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Old Notes either before or after the expiration of the Exchange Offer -- including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration of the Exchange Offer -- including the terms and conditions of the Letter of Transmittal and the accompanying instructions -- will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor will we have any liability for failure to give such notification.

      8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

      9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments to such holders or other payees with respect to Old Notes exchanged in the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders -- including, among others, corporations, financial institutions and certain foreign persons -- may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and check the box in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. IASIS's obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

     11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Old Notes for exchange.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     13. TRANSFER TAXES. You will not be obligated to pay any transfer taxes in connection with the tender of Old Notes in the Exchange Offer unless you instruct us to register New Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no certificates for New Notes will be issued until such evidence is received by the Exchange Agent.

     IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.